Supplement to

CALVERT WORLD VALUES FUND, INC.
International Equity Fund

Statement of Additional Information dated January 31, 2009
Date of Supplement: December 17, 2009

On December 11, 2009, following approval by the Board of Directors of Calvert World Values Fund, Inc., a multi-manager approach was adopted to manage the International Equity Fund, with Calvert Asset Management Company, Inc. (“Calvert”), Thornburg Investment Management (“Thornburg”) and Martin Currie, Inc. (“Martin Currie”) assuming joint responsibility for the day-to-day management of the Fund.   Shareholders will be asked to ratify the change in portfolio manager. A filing will be made with the Securities and Exchange Commission further detailing the management change. In the near future proxy materials, providing a further explanation of the management changes, will be sent to shareholders.

Accordingly, all references to Acadian Asset Management (“Acadian”) in the Statement of Additional Information are no longer applicable, and all references with regards to the “Subadvisor” are replaced with references to Calvert as the “Advisor” and Thornburg and Martin Currie as the “Subadvisors.”

Under “Investment Advisor and Subadvisor - Subadvisors” on page 28, replace the second paragraph with the following:

Thornburg Investment Management, Inc. (“Thornburg”) is a Delaware Corporation, which has 28 managing directors with an equity interest in the firm. Thornburg receives a subadvisory fee, paid by the Advisor, of 0.42% of the Portfolio’s average daily net assets of the International Equity Fund it manages.

Martin Currie, Inc.(“Martin Currie”) is a New York Corporation, which is a private company, owned and managed by its full-time employees. Thornburg receives a subadvisory fee, paid by the Advisor, of 0.47% of the average daily net assets of the International Equity Fund under the management of the Subadvisor; unless the assets under management decrease to below the lesser of: (1) $110 million or (2) 33% of the Fund’s net assets (based on the average daily net assets of the Fund for the prior month end), in which case the Advisor pays the Subadvisor a fee of 0.55% of the average daily net assets of the Fund under the management of the Subadvisor.

Under “Portfolio Manager Disclosure - Other Accounts Managed by Portfolio Managers of the Funds – International Equity Fund” on page 30, replace the charts with the following:

Calvert:
Natalie A. Trunow

Accounts Managed other than International Equity as of December 11, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	5	7
Total Assets in Other Accounts Managed	$1,022,771,209	$72,228,499	$26,298,759
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Thornburg:
William V. Fries, CFA

Accounts Managed other than International Equity as of December 11, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	28	10	3,042
Total Assets in Other Accounts Managed	$25.8 billion	$1.7 billion	$5.8 billion
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$96.5 million

Thornburg:
Wendy Trevisani

Accounts Managed other than International Equity as of December 11, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	15	8	7,039
Total Assets in Other Accounts Managed	$20.0 billion	$776 million	$7.9 billion
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$96.5 million

Thornburg:
 Lei “Rocky” Wang, CFA

Accounts Managed other than International Equity as of December 11, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	15	4	33
Total Assets in Other Accounts Managed	$20.0 billion	$740 million	$4.9 billion
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$96.5 million

Martin Currie:
James Fairweather

Accounts Managed other than International Equity as of September 30, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	4	28
Total Assets in Other Accounts Managed	$608 million	$166 million	$3,844 million
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Martin Currie:
David Sheasby

Accounts Managed other than International Equity as of September 30, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$62 million
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Martin Currie:
Christine Montgomery

Accounts Managed other than International Equity as of December 11, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Under “Portfolio Manager Disclosure - Potential Conflicts of Interest in Managing a Fund and Other Accounts – International Equity Fund” on pages 32-33, replace the two paragraphs with the following:

Calvert:
Natalie A. Trunow

            When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

Thornburg:
William V. Fries, CFA, Wendy Trevisani and Lei “Rocky” Wang, CFA

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the Portfolio’s investments and the manager’s management of other accounts. These conflicts could include:

  Allocating a favorable investment opportunity to one account but not another.

  Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

  Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

  Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has informed the Portfolio that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the Portfolio’s investments and the portfolio manager’s management of other accounts. Thornburg has also informed the Portfolio that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Martin Currie:
James Fairweather, David Sheasby and Christine Montgomery

Equitable treatment of client monies is a fundamental principle of our investment management business.  We believe that the management of potential conflicts of interest is germane to the business, regardless of our client mix and fund types.  Therefore the side-by-side management of traditional long only products and hedge funds should not be singled out for special treatment.

Our robust code of practice and strong compliance methodology demonstrate effective conflict management wherever it could arise.  Furthermore, our corporate structure implicitly provides a layer of self-control.  All senior management and all permanent staff hold equity in Martin Currie’s ultimate parent company, ensuring that personal, corporate and client interests are closely aligned.

Our suite of compliance and investment policies address all practices within our company that could cause conflicts of interest across all client funds.  These cover, amongst others, such topics as:

  Liquidity

  Communication of investment ideas

  Use of Commission

  Fee structure

  Dispersion

  Error Management

  Qualifying Foreign Institutional Investor Quota (QFII Quota)

  Trade allocation

  Employee dealing

  Cross trades

  Investing in affiliated funds

  Contradictory positions

  Gifts and hospitality

  Front-running

  IPO application and allocations

  Reward and remuneration

  Corporate governance - shareholder voting

  Fair valuation of securities

  Mandate compliance and

  Ownership

The Martin Currie (Holdings) Ltd Board of Directors has an oversight role, which specifically includes (i) agreement of our code of ethics and business practice; (ii) monitoring the principles of compliance; and, (iii) the review of the Risk and Compliance report within main board papers.

The risk and compliance team is responsible for the ongoing monitoring of adherence to such policies, and works closely with senior management to achieve this.

Under “Portfolio Manager Disclosure - Compensation of Portfolio Managers of the Funds – International Equity Fund” on pages 34-35, replace the chart with the following:

Calvert:
Natalie A. Trunow

Compensation with Respect to Management of International Equity Fund and Other Accounts as of December 11, 2009
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Group, Ltd., parent of the Advisor, long- and short-term performance of Portfolios overseen, relative to Portfolio benchmarks, and growth in Portfolio assets.  Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Thornburg:
 William V. Fries, CFA, Wendy Trevisani and Lei “Rocky” Wang, CFA

Compensation with Respect to Management of International Equity Fund and Other Accounts as of December 11, 2009
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Thornburg

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing.  The portfolio manager also owns equity shares in the investment manager, Thornburg.  Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants.

Bonus	Thornburg

The annual bonus is subjective.  Criteria that are considered in formulating the bonus include, but are not limited to, the following:  revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the Portfolio; multiple year historical total return of accounts managed by the portfolio manager, including the Portfolio, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the Portfolio, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return.

Deferred Compensation	Thornburg	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	N/A	N/A

Martin Currie:
 James Fairweather, David Sheasby and Christine Montgomery

Compensation with Respect to Management of International Equity Fund and Other Accounts as of December 11, 2009
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Martin Currie

Martin Currie benchmarks all salaries to comparable positions in London and New York through a syndicate of asset management firms who share data on a confidential basis. We aim to pay top quartile salaries for exceptional performers.

Bonus	Martin Currie

Portfolio managers also receive a bonus that relates to investment performance. The payment is linked to annual risk-adjusted delivery to ensure consistent focus on clients’ objectives. It is capped at a certain percentage of salary (maximum 100%), with penalties for failing to meet risk management objectives.

Deferred Compensation	Martin Currie	Linked to annual risk-adjusted performance targets over 1 and 3 years
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Martin Currie

The primary incentivisation of Martin Currie’s investment managers is through equity participation in the long-term success of the business. Ultimately this is only achieved by meeting clients’ long-term aspirations for performance and client service.
We pay a team-based bonus that reflects the contribution of each product group to Martin Currie’s revenues. Portfolio managers receive a percentage of annual fee revenues less costs. This is payable on existing client funds to ensure a strong focus on long-term delivery for existing clients.

Under “Portfolio Manager Disclosure – Securities Ownership of Portfolio Managers of the Funds – International Equity Fund” on page 35, replace the two rows with the following:

Fund	Firm	Name of Portfolio Manager	Fund Ownership

International Equity Fund	Calvert	Natalie A. Trunow	None
	Thornburg	William V. Fries, CFA	None
		Wendy Trevisani	None
		Lei “Rocky” Wang, CFA	None
	Martin Currie	James Fairweather	None
		David Sheasby	None
		Christine Montgomery	None